UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2022 (January 13, 2022)

REVELSTONE CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41178	87-1511157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14350 Myford Road

Irvine, CA 92606

(Address of principal executive offices, including zip code)

(949) 751-7518

Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	RCACU	The Nasdaq Stock Market, LLC

Class A Common Stock, par value $0.0001 per share	RCAC	The Nasdaq Stock Market, LLC

Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock for $11.50 per share	RCACW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.

The information provided in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01.	Other Events.

As previously reported on a Current Report on Form 8-K filed by Revelstone Capital Acquisition Corp. (the “Company”) on December 22, 2021 (the “Initial Form 8-K”), on December 16, 2021, the Company completed its initial public offering (the “IPO”) of 15,000,000 units the (“Units”). Each Unit consists of one share of Class A common stock, par value $0.0001 per share (the “Common Stock”) and one-half of one redeemable warrant (each, a “Public Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment, pursuant to the Company’s registration statement on Form S-1 (File No. 333-261352, the “Registration Statement”). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $150,000,000.

On January 11, 2022, the underwriters partially exercised the over-allotment option to purchase 1,500,000 additional Units (the “Additional Units”) at $10.00 per Additional Unit, which closed on January 13, 2022, generating additional gross proceeds of $15,000,000. Since the over-allotment was not exercised in full, 187,500 shares of the 4,312,500 shares of Class B common stock, par value $0.0001 per share (the “Founder Shares”), were forfeited by the holders thereof for no consideration.

As previously reported on the Initial Form 8-K, simultaneously with the consummation of the IPO, the Company consummated the private placement (the “Private Placement”) of an aggregate of 5,800,000 private placement warrants (the “Private Warrants”), at a purchase price of $1.00 per Private Warrant, of which 5,050,000 Private Warrants were sold to Revelstone Capital, LLC (the “Sponsor”) and 750,000 Private Warrants were sold to Roth Capital Partners, LLC, one of the representatives of the underwriters (“Roth”), generating gross proceeds to the Company of $5,800,000. The Private Warrants are identical to the Public Warrants sold in the IPO, except as otherwise disclosed in the Registration Statement.

On January 13, 2022, simultaneously with the sale of the Additional Units, the Company consummated the sale of an additional 450,000 Private Warrants to the Sponsor at $1.00 per additional Private Warrant (the “Additional Private Warrants”), generating additional gross proceeds of $450,000.

A total of $15,150,000 of the net proceeds from the sale of the Additional Units and the Additional Private Warrants was deposited in a trust account established for the benefit of the Company’s public stockholders, with Continental Stock Transfer & Trust Company acting as trustee, bringing the aggregate proceeds held in the Trust Account to $166,650,000.

An audited balance sheet as of December 21, 2021 reflecting receipt of the net proceeds from the IPO and the Private Placement, but not the net proceeds from the sale of the Additional Units and the Additional Private Warrants, had been prepared by the Company and previously filed on Form 8-K on December 29, 2021. The Company’s unaudited pro forma balance sheet as of December 21, 2021 reflecting receipt of the net proceeds from the sale of the Additional Units and Additional Private Warrants is attached hereto as Exhibit 99.1.

A copy of the press release issued by the Company announcing the partial exercise of the underwriters’ over-allotment option is attached hereto as Exhibit 99.2 and incorporated by reference herein.

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

99.1	Pro Forma Unaudited Balance Sheet, dated December 21, 2021.
99.2	Press Release, dated January 13, 2022.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVELSTONE CAPITAL ACQUISITION CORP.

	By:	/s/ Morgan Callagy
		Name:	Morgan Callagy
		Title:	Co-Chief Executive Officer

Dated: January 20, 2022